Exhibit 99.1

CACTUS ACQUISITION CORP. 1 LIMITED

AUDITED BALANCE SHEET

AS OF NOVEMBER 2, 2021

CACTUS ACQUISITION CORP. 1 LIMITED

AUDITED BALANCE SHEET

AS OF NOVEMBER 2, 2021

INDEX

Page

Report of Independent Registered Public Accounting Firm	F-2

Balance sheet	F-3

Notes to Balance sheet	F-4-F-11

Report of Independent Registered Public Accounting Firm

To the board of directors and shareholders of Cactus Acquisition Corp. 1 Limited

Opinion on the Financial Statement – Balance Sheet

We have audited the accompanying balance sheet of Cactus Acquisition Corp. 1 Limited (the “Company”) as of November 2, 2021, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of November 2, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Kesselman & Kesselman

Certified Public Accountants (Isr.)

A member firm of PricewaterhouseCoopers International Limited

Tel-Aviv, Israel

November 8, 2021

We have served as the Company’s auditor since 2021.

Kesselman & Kesselman, 146 Derech Menachem Begin, Tel-Aviv 6492103, Israel,

P.O Box 7187 Tel-Aviv 6107120, Telephone: +972 -3- 7954555, Fax:+972 -3- 7954556, www.pwc.com/il

CACTUS ACQUISITION CORP. 1 LIMITED

BALANCE SHEET

		November 2
	Note	2021
		U.S. Dollars in thousands
A s s e t s
CURRENT ASSETS:
Cash and cash equivalents		1,454
Related party receivable	3, 7	500
TOTAL CURRENT ASSETS		1,954

Cash held in Trust Account		129,030
TOTAL ASSETS		130,984

Liabilities net of capital deficiency
CURRENT LIABILITIES:
Accrued expenses		229
TOTAL CURRENT LIABILITIES		229

NON-CURRENT LIABILITIES:
Deferred underwriting compensation	5	4,428
TOTAL LIABILITIES		4,657

COMMITMENTS AND CONTINGENCIES

CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION: 12,650,000 shares at November 2, 2021, at a redemption value of $10.20 per share	3	129,030

CAPITAL DEFICIENCY:	6
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized, no shares issued and outstanding (excluding 12,650,000 shares subject to possible redemption) as of November 2, 2021		-
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized, 3,162,500 issued and outstanding as of November 2, 2021		*
Preference Shares, $0.0001 par value; 5,000,000 shares authorized, no shares issued and outstanding as of November 2, 2021		-
Additional paid-in capital		-
Accumulated deficit		(2,703)
TOTAL CAPITAL DEFICIENCY		(2,703)
TOTAL LIABILITIES NET OF CAPITAL DEFICIENCY		130,984

(*)	Represents an amount less than 1 thousand US Dollars

The accompanying notes are an integral part of this financial statement.

CACTUS ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET

NOTE 1 - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS:

a.	Organization and General

Cactus Acquisition Corp. 1 Limited (hereafter – the Company) is a blank check company, incorporated on April 19, 2021 as a Cayman Islands exempted company, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (hereafter – the Business Combination).

Although the Company is not limited to a particular industry or geographic region for the purpose of consummating a Business Combination, the Company intends to focus its search on Israeli technology-based life science businesses or industries, that are domiciled in Israel, that carry out all or a substantial portion of their activities in Israel, or that have some other significant Israeli connection.

The Company is an early stage and an emerging growth company, and as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

All activity for the period from inception through November 2, 2021 relates to the Company’s formation and its initial public offering (the “Public offering”) described below. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Public Offering and the private placement (as defined below in Note 3). The Company has selected December 31 as its fiscal year end.

b.	Sponsor and Financing

The Company’s sponsor is Cactus Healthcare Management, L.P., a Delaware limited partnership (the “Sponsor”).

The registration statement relating to the Company’s Public Offering was declared effective by the United States Securities and Exchange Commission (the “SEC”) on October 28, 2021. The initial stage of the Company’s Public Offering— the sale of 12,650,000 Units — closed on November 2, 2021. Upon that closing $129,030 thousand was placed in a trust account (the “Trust Account”) (see also note 2(c) below). Out of the $129.03 million placed in the trust account, the Company raised a total of $126.5 million, inclusive of the exercise of the over-allotment option and an additional $2.53 million were invested by the Company’s Sponsor for the benefit of the Public. The Company intends to finance its initial Business Combination with the net proceeds from the Public Offering and the Private Placement.

c.	The Trust Account

The proceeds held in the Trust Account will be invested in money market funds registered under the Investment Company Act and compliant with Rule 2a-7 thereof that maintain a stable net asset value of $1.00. Unless and until the Company completes the Initial Business Combination, it may pay its expenses only from the net proceeds of the Public Offering of $2,240 thousand held outside the Trust Account less any offering expenses (not including underwriting commission) paid upon the closing of the Public Offering.

CACTUS ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 1 - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (continued):

d.	Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating an initial Business Combination. The initial Business Combination must occur with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (excluding taxes payable on the income accrued in the Trust Account). There is no assurance that the Company will be able to successfully consummate an initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will provide its public shareholders the opportunity to redeem all or a portion of their shares upon the completion of the initial Business Combination, either (i) in connection with a shareholder meeting called to approve the business combination or (ii) by means of a tender offer. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000 thousand following such redemptions. In such case, the Company would not proceed with the redemption of its public shares and the related initial Business Combination, and instead may search for an alternate initial Business Combination.

If the Company holds a shareholder vote or there is a tender offer for shares in connection with an initial Business Combination, a public shareholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account, calculated as of two days prior to the general meeting or commencement of the Company’s tender offer, including interest but less taxes payable. As a result, the Company’s Class A ordinary shares are recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with the Financial

Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”

e.	Coronavirus pandemic

The coronavirus (COVID-19) pandemic has adversely affected the economies and financial markets worldwide, and the business of any potential target business with which the Company consummates a business combination could be adversely affected as well. In particular, any Israel-centered, technology-based life sciences business that the Company intends to focus upon in its search may be adversely impacted by restrictions on patient participation in clinical studies in territories in which those studies are conducted, or, if a revenue-stage company, by reduced sales of its products due to reduced demand caused by the pandemic. Furthermore, the Company may be unable to complete a business combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts the Company’s search for a business combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for a further extensive period of time, the Company’s ability to consummate a business combination, or the operations of a target business with which the Company ultimately consummates a business combination, may be adversely affected.

CACTUS ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 1 - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (continued):

Pursuant to the Company’s amended and restated memorandum and articles of association, if the Company is unable to complete the initial Business Combination within 18 months from the closing of the Public Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100 thousand of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to any Class B ordinary shares (as described in Note 6) held by them if the Company fails to complete the initial Business Combination within 18 months of the closing of the Public Offering or during any extended time that the Company has to consummate an initial Business Combination beyond 18 months as a result of a shareholder vote to amend its amended and restated memorandum and articles of association. However, if the Sponsor or any of the Company’s directors or officers acquire any Class A ordinary shares, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the prescribed time period.

In the event of a liquidation, dissolution or winding up of the Company after an initial Business Combination, the Company’s shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the ordinary shares. The Company’s shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that the Company will provide its shareholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, under the circumstances, and, subject to the limitations, described herein.

f.	Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make a comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible, because of the potential differences in accounting standards used.

CACTUS ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

The financial statement have been prepared in accordance with accounting principles generally accepted in the United States of America (hereafter – U.S. GAAP) and the regulations of the Securities Exchange Commission (hereafter – SEC). The significant accounting policies used in the preparation of the financial statement are as follows:

a.	Use of estimates in the preparation of financial statement

The preparation of the financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates and such differences may have a material impact on the Company’s financial statement.

b.	Functional currency

The U.S. dollar is the currency of the primary economic environment. The Company’s financing and operational costs are denominated in U.S. dollars. Accordingly, the functional currency of the Company is the U.S. dollar.

Foreign currency assets and liabilities are translated into the primary currency using the exchange rates in effect on the balance sheet date. Currency transaction gains and losses are presented in financial expenses, as appropriate.

c.	Cash and cash equivalents

The Company considers as cash equivalents all short-term, highly liquid investments, which include short-term bank deposits with original maturities of three months or less from the date of purchase that are not restricted as to withdrawal or use and are readily convertible to known amounts of cash.

d.	Trust account

As of November 2, 2021, the Company held deposits of $129,030 thousand in a Blackrock treasury money market trust account. Money market funds are characterized as Level I investments within the fair value hierarchy under ASC 820.

e.	Accrued expenses

The Company accounts for all incurred expenses which have yet to be paid as Accrued Expenses.

CACTUS ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued):

f.	Redeemable Class A Ordinary Shares

As discussed in Note 1, all of the 12,650,000 Class A ordinary shares of $0.0001 par value each, sold as parts of the Units in the Public Offering contain a redemption feature. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company has not specified a maximum redemption threshold, its amended and restated articles of association provide that in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000 thousand.

Accordingly, on November 2, 2021, 12,650,000 Class A ordinary shares included in the Units were classified outside of permanent equity at their redemption value of $10.20 per share.

g.	Warrants

The Company accounts for the warrants in accordance with the guidance contained in Accounting Standards Codification 815 (“ASC 815”), “Derivatives and Hedging”. Accordingly, both the public and the private warrants are considered indexed to the entity’s own stock and are classified within equity.

h.	Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250 thousand. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

i.	Financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the balance sheet, primarily due to their short term nature.

j.	Income tax

The Company accounts for income taxes in accordance with ASC 740, “Income Taxes (hereafter – ASC 740). ASC 740 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value if it is more likely than not that a portion or all of the deferred tax assets will not be realized, based on the weight of available positive and negative evidence. Deferred tax liabilities and assets are classified as non-current in accordance with ASC 740.

CACTUS ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued):

The Company accounts for uncertain tax positions in accordance with ASC 740-10. ASC 740-10 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% (cumulative probability) likely to be realized upon ultimate settlement. The Company accrues interest and penalties related to unrecognized tax benefits under taxes on income (tax benefit).

k.	Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted would have a material effect on the Company’s financial statement.

NOTE 3 - PUBLIC OFFERING

In the Initial Public Offering, the Company issued and sold 12,650,000 units at an offering price of $10.00 per unit (the “Units”). The Sponsor purchased an aggregate of 4,866,667 Private Warrants (as defined below) at a price of $1.50 per Private Warrant, approximately $7,300,000 in the aggregate, $500 thousand were received after the closing, in the Private Placement that closed concurrently with the closing of the Public Offering , see also note 7.

Each Unit consists of one Class A ordinary share, $0.0001 par value, and one-half of one warrant, with each whole warrant exercisable for one Class A ordinary share (each, a “Warrant” and, collectively, the “Warrants”). Each Warrant entitles the holder thereof to purchase one whole Class A ordinary share at a price of $11.50 per share, subject to adjustment. No fractional shares will be issued upon exercise of the Warrants and only whole Warrants will trade. Each Warrant will become exercisable 30 days after the completion of the Company’s initial Business Combination and will expire at 5:00 p.m., New York City time, five years after the completion of the initial Business Combination or earlier upon redemption (only in the case of the Warrants sold in the Public Offering, or the “Public Warrants”) or liquidation.

Once the Public Warrants become exercisable, the Company may redeem them in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the last reported sale price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the Warrant holders.

The Warrants sold in the Private Placement (the “Private Warrants”) are identical to the Public Warrants except that the Private Warrants, for so long as they are held by the Sponsor or its respective affiliates: (1) will not be redeemable by the Company; (2) may not (including the Class A ordinary shares issuable upon exercise of those warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders thereof until 30 days after the completion of the Company’s initial Business Combination; (3) they (including the Class A ordinary shares issuable upon exercise thereof) are entitled to registration rights with respect to the resale thereof.

CACTUS ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 3 - PUBLIC OFFERING (continued):

The Company paid an underwriting commission of 2.0% of the gross proceeds of the Public Offering, or $2,530 thousand, in the aggregate, to the underwriters at the closings of the Public Offering. Refer to Note 5 for more information regarding an additional fee payable to the underwriters upon the consummation of an Initial Business Combination.

NOTE 4 - RELATED PARTY TRANSACTIONS:

a.	Issuance of shares

In May 2021, the Company’s sponsor purchased 2,875,000 founders shares from the Company for an aggregate purchase price of $25 thousand, or approximately $0.009 per share. On October 2021, the Company effected a stockshare dividend of 0.1 shares for each founder share outstanding, resulting in an aggregate of 3,162,500 founder shares outstanding and held by the Sponsor and the Company’s directors.

b.	Promissory Note

On May 24, 2021 the Company signed a promissory note (the “Promissory Note”), under which it can borrow up to a $300 thousand principal amount from the Sponsor. The Company shall draw amounts to finance costs and expenses related to its formation and capital raise. The promissory note bears no interest and was payable on the earlier of (i) December 31, 2021 (see note 6), or (ii) the date on which the Company consummates an initial public offering of its securities. On November 2, 2021, concurrently with the closing under the Public Offering, the Company repaid the Sponsor all of the principal amount due under the promissory note.

c.	Administrative Services Agreement

On May 21, 2021, the Company signed an agreement with the Sponsor, under which the Company shall pay the Sponsor a fixed $10 thousand per month for office space, utilities and other administrative expenses. The monthly payments under this administrative services agreement commenced on the effective date of the registration statement for the IPO and will continue until the earlier of (i) the consummation of the Company’s initial Business Combination, or (ii) the Company’s liquidation.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Underwriters’ Deferred Compensation

Under the Underwriting Agreement, the Company shall pay an additional fee (the “Deferred Underwriting Compensation”) of 3.5% ($4,428 thousand) of the gross proceeds of the Public Offering. payable upon the Company’s completion of the initial Business Combination. The Deferred Underwriting Compensation will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes the Initial Business Combination. The Underwriting Compensation has been recorded as a deferred liability on the balance sheet at November 2, 2021 as management has deemed the consummation of a Business Combination to be probable.

CACTUS ACQUISITION CORP. 1 LIMITED

NOTES TO BALANCE SHEET (continued)

NOTE 6 - SHAREHOLDERS’ EQUITY:

a.	Ordinary Shares

Class A ordinary shares

The Company is authorized to issue up to 500,000,000 Class A ordinary shares of $0.0001 par value each. Pursuant to the initial Public Offering on November 2, 2021 the Company issued and sold an aggregate of 12,650,000 Class A ordinary shares as part of the Units sold in the respective transaction. The Units (which also included Warrants) were sold at a price of $10 per Unit, and for an aggregate consideration of $126,500 thousand in the Public. See Note 3 above for further information regarding those share issuances.

Class B ordinary shares

The Company is authorized to issue up to 50,000,000 Class B ordinary shares of $0.0001 par value each. On May 14 2021 the Company issued 2,875,000 Class B ordinary shares of $0.0001 par value each for a total consideration of $25 thousand to the Sponsor. In October 2021, the Company effected a stockshare dividend of 0.1 shares for each founder share outstanding, resulting in an aggregate of 3,162,500 founder shares outstanding and held by the Sponsor and the Company’s directors.

Class B ordinary shares are convertible into Class A ordinary shares, on a one-to-one basis, at any time and from time to time at the option of the holder, or automatically on the day of the business combination. Class B ordinary shares also possess the sole right to vote for the election or removal of directors, until the consummation of an initial business combination.

b.	Preference shares

The Company is authorized to issue up to 5,000,000 Preference Shares of $0.0001 par value each. As of November 2, 2021, the Company has no Preference shares issued and outstanding.

NOTE 7 - SUBSEQUENT EVENT

Management has performed an evaluation of subsequent events through November 8, 2021, the date of issuance of the November 2, 2021 balance sheet, noting no other items which require adjustment or disclosure other than those disclosed below:

On November 3, 2021 the sponsor paid the outstanding amount of $500 thousand to the company for issuance of the Private Warrants, see also note 3.